PENN SERIES FUNDS, INC.

Penn Series Funds, Inc.

(the “Company”)

Supplement dated June 16, 2014 to the Prospectus dated May 1, 2014 (the “Prospectus”)

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus

Effective June 12, 2014, Mr. Peter Sherman retired from each of his positions with the Company and Independence Capital Management, Inc. (“ICMI”), the investment adviser to each of the Penn Series Funds, including his position as portfolio manager of certain of the Penn Series Funds.

I.	Portfolio Manager Changes for the Money Market Fund, Limited Maturity Bond Fund, and Quality Bond Fund

Effective immediately, the portfolio management team for the Money Market Fund, Limited Maturity Bond Fund, and Quality Bond Fund (each, a “Fund” and, collectively, the “Funds”) consists of Zhiwei Ren, Greg Zappin, and Mark Heppenstall.

As a result of the foregoing, the information under the heading “Portfolio Manager” in each Fund’s “Fund Summary” section in the Prospectus is replaced in its entirety with the information below.

Portfolio Managers

Zhiwei Ren, Managing Director, Portfolio Manager of ICMI, has served as portfolio manager of the Fund since April 2014.

Greg Zappin, Managing Director, Portfolio Manager of ICMI, has served as portfolio manager of the Fund since June 2014.

Mark Heppenstall, CFA, Managing Director, Portfolio Manager of ICMI, has served as portfolio manager of the Fund since June 2014.

II.	Portfolio Manager Changes for the Balanced Fund, Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund, and Conservative Allocation Fund

Effective immediately, the portfolio management team for the Balanced Fund, Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund, and Conservative Allocation Fund (each, a “Fund” and, collectively, the “Funds”) consists of Keith G. Huckerby and Jennifer Moroney.

As a result of the foregoing, the information under the heading “Portfolio Managers” in each Fund’s “Fund Summary” section in the Prospectus is replaced in its entirety with the information below.

Portfolio Managers

Keith G. Huckerby, President and Portfolio Manager of ICMI, has served as co-portfolio manager of the Fund since its inception.

Jennifer Moroney, Portfolio Manager of ICMI, has served as co-portfolio manager of the Fund since June 2014.

III.	Additional Information About the Portfolio Managers

Effective immediately, the third, fourth and fifth paragraphs under the headings “Management — Investment Adviser — Independent Capital Management, Inc.” are replaced in their entirety with the information below.

Keith G. Huckerby, President of ICMI, is co-portfolio manager for the Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds. Mr. Huckerby, with over 20 years in the investment management industry, also serves as Assistant Vice President of Penn Mutual where he has worked since 1994.

Zhiwei Ren, Managing Director, Portfolio Manager of ICMI, is co-manager for the Money Market, Limited Maturity Bond and Quality Bond Funds. Mr. Ren, with over 10 years of investment experience, also serves as Managing Director, Portfolio Manager of Penn Mutual, where he has worked since 2011. Prior to Penn Mutual, Mr. Ren worked for three years as a Director of Quantitative Research at Genworth Financial and two years as an Investment Managing Consultant at Aflac.

Greg Zappin, Managing Director, Portfolio Manager of ICMI, is co-manager for the Money Market, Limited Maturity Bond and Quality Bond Funds. Mr. Zappin, with over 20 years of investment experience, also serves as Managing Director, Portfolio Manager of Penn Mutual, where he has worked since 2012. Prior to Penn Mutual, Mr. Zappin worked for five years as a Senior Research Analyst at Logan Circle Partners.

Mark Heppenstall, CFA, Managing Director, Portfolio Manager of ICMI, is co-manager for the Money Market, Limited Maturity Bond and Quality Bond Funds. Mr. Heppenstall, with over 27 years of investment experience, also serves as Managing Director, Portfolio Manager of Penn Mutual, where he has worked since June 2014. Prior to Penn Mutual, Mr. Heppenstall worked for 16 years as Managing Director of Fixed Income at Pennsylvania Public School Employees’ Retirement System.

Jennifer Moroney, Portfolio Manager of ICMI, is co-manager for the Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds. Ms. Moroney, with over 12 years of investment experience, also serves as Investment Product Fund Analyst for Penn Mutual where she has worked since 2007.

IV.	Portfolio Manager Changes for the Large Core Value Fund

Effective June 30, 2014, Edward J. Perkin will replace Michael R. Mach as lead portfolio manager of the Large Core Value Fund (the “Fund”), which is sub-advised by Eaton Vance Management. In addition, effective immediately, Matthew F. Beaudry and Stephen J. Kaszynski are no longer members of the Fund’s portfolio team.

As a result of the foregoing, effective June 30, 2014, the information under the heading “Portfolio Manager” in the Fund’s “Fund Summary” section in the Prospectus is replaced in its entirety with the information below.

Portfolio Managers

Edward J. Perkin, CFA, Chief Equity Investment Officer of Eaton Vance Management, has served as lead portfolio manager of the Fund since June 2014.

John D. Crowley, Vice President of Eaton Vance Management, has served as a portfolio manager of the Fund since December 2009.

In addition, effective June 30, 2014, the second paragraph under the headings “Management — Sub-Advisers — Eaton Vance Management” is replaced in its entirety with the information below.

The Fund is managed by Edward J. Perkin, CFA (lead portfolio manager) and John D. Crowley. Mr. Perkin has served as a portfolio manager of the Fund since June 2014 and manages other Eaton Vance portfolios. He is Chief Equity Investment Officer and Vice President of Eaton Vance. Prior to joining Eaton Vance in 2014, Mr. Perkin was Chief Investment Officer, International and Emerging Markets Equity, and Managing Director, Portfolio Manager, Europe, EAFE and Global, at Goldman Sachs Asset Management. Mr. Crowley has served as a portfolio manager of the Fund since December 2009. He is a Vice President of Eaton Vance and has managed other Eaton Vance portfolios for more than five years.

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PM6525    06/14

PENN SERIES FUNDS, INC.

Penn Series Funds, Inc.

(the “Company”)

Supplement dated June 16, 2014 to the Statement of Additional Information (“SAI”) dated May 1, 2014

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI

Effective June 12, 2014, Mr. Peter Sherman retired from each of his positions with the Company and Independence Capital Management, Inc. (“ICMI”), the investment adviser to each of the Penn Series Funds, including his position as portfolio manager of certain of the Penn Series Funds. Also, effective June 12, 2014, Mr. David O’Malley was named President of the Company and Chairperson and Chief Executive Officer of ICMI and Mr. Keith Huckerby was named President and Chief Marketing Officer of ICMI.

I.	ICMI Portfolio Manager Information

To reflect the resulting changes to the ICMI portfolio management team, effective immediately, the information under the headings “Portfolio Managers — Independence Capital Management, Inc.: Investment Adviser to the ICMI-Managed Funds” is hereby deleted in its entirety and replaced with the following:

Compensation. Keith Huckerby, Zhiwei Ren, Greg Zappin, Mark Heppenstall, and Jennifer Moroney are compensated by the ICMI-Managed Funds’ investment adviser, ICMI, through an Administrative Service and Support Agreement with its parent, Penn Mutual.

The compensation paid to Keith Huckerby, Zhiwei Ren, Greg Zappin, Mark Heppenstall, and Jennifer Moroney is determined based upon two components. The first component is base salary, which is fixed and reviewed annually. The second component of compensation is in the form of a bonus based upon a multiple of base salary and tied to specific measures of profitability goals, sales goals and expense management goals of Penn Mutual.

Fund Shares Owned by Portfolio Managers. As of March 31, 2014, no ICMI portfolio manager beneficially owned any shares of the Funds that he or she managed.

Other Accounts. In addition to certain of the ICMI-Managed Funds, the portfolio managers are, or will be, in the case of Mr. Heppenstall, responsible for the day-to-day management of certain other accounts, as listed below. Mr. Heppenstall is not expected to manage other accounts prior to June 16, 2014. The information below is provided as of March 31, 2014. None of the accounts listed below are subject to a performance-based advisory fee.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
Keith Huckerby	0	$0	0	$0	0	$0
Zhiwei Ren	0	$0	0	$0	3	$10.8
Greg Zappin	0	$0	0	$0	3	$10.8
Jennifer Moroney	0	$0	0	$0	0	$0

Conflicts of Interest. The Portfolio Managers manage multiple accounts, including the ICMI-Managed Funds. The Portfolio Managers make decisions for each portfolio taking into account the investment objectives, policies, guidelines and other relevant considerations that are applicable to that portfolio. ICMI believes that its written policies and procedures are reasonably designed to minimize potential conflicts of interest and to prevent material conflicts of interest that may arise when managing portfolios for multiple accounts with similar investment objectives. Certain ICMI portfolio managers may also manage the assets of the general account of Penn Mutual. ICMI’s policies and procedures provide that the trading in the general account will be performed in a manner that does not give an improper advantage to that account to the detriment of any other account managed by ICMI.

ICMI does not believe that any material conflicts of interest exist in connection with the Portfolio Managers’ management of the investments of the ICMI-Managed Funds and the investments of the Other Accounts referenced in the table above.

II.	Eaton Vance Portfolio Manager Information

Effective June 30, 2014, Edward J. Perkin will replace Michael R. Mach as lead portfolio manager of the Large Core Value Fund (the “Fund”), which is sub-advised by Eaton Vance Management. In addition, effective immediately, Matthew F. Beaudry and Stephen J. Kaszynski are no longer members of the Fund’s portfolio team.

As a result of the foregoing, effective June 30, 2014, the information under the headings “Portfolio Managers — Eaton Vance Management” is hereby deleted in its entirety and replaced with the following:

Compensation. Compensation paid by Eaton Vance to its portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of Eaton Vance Corp.’s nonvoting common stock and restricted shares of Eaton Vance Corp.’s nonvoting common stock. Eaton Vance’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to all Eaton Vance employees. Compensation of Eaton Vance’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of Eaton Vance Corp.

Methods to Determine Compensation. Eaton Vance compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the Prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by Eaton Vance not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. Performance is evaluated on a pre-tax basis. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

Eaton Vance seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. Eaton Vance participates in investment-industry compensation surveys, and utilizes survey data as a factor in determining salary, bonus, and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses, and stock-based compensation are also influenced by the operating performance of Eaton Vance and its parent company. The overall annual cash bonus pool is generally based on a substantially fixed percentage of pre-bonus adjusted operating income. While the salaries of Eaton Vance’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Fund Shares Owned by Portfolio Managers. Mr. Perkin did not beneficially own any shares of the Fund as of May 30, 2014. Mr. Crowley did not beneficially own any shares of the Fund as of December 31, 2013.

Other Accounts. In addition to the Fund, the portfolio managers are, or will be, in the case of Mr. Perkin, responsible for the day-to-day management of certain other accounts, as listed below. Mr. Perkin is not expected to manage other accounts prior to June 30, 2014. The information below is provided as of December 31, 2013 for Mr. Crowley. None of the accounts listed below are subject to a performance-based advisory fee.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts[1]	Total Assets (in millions)
John D. Crowley	5	$7,578	4	$363	51	$4,294

(1)

For “Other Accounts” that are part of a wrap account program, the number of accounts cited includes the number of sponsors for which the portfolio manager provides management services rather than the number of individual customer accounts within each wrap account program. The amount of assets managed for “Other Accounts” include assets managed on a nondiscretionary or model basis.

Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons. Eaton Vance has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies which govern Eaton Vance’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.

III.	Directors and Officers of the Company

Effective immediately, the information related to Peter Sherman and Keith Huckerby in the “Officers” table under the heading “Directors and Officers” is hereby deleted in its entirety and replaced with the following:

Name and Age	Position with the Company	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
OFFICERS
David M. O’Malley (39)	President	One year; served since 2014.	Chairperson and Chief Executive Officer, ICMI (2014 – Present); Chief Operating Officer (2013 – Present), Chief Financial Officer (2010 – 2013), Executive Vice President (2009 – 2013), Penn Mutual.

Keith G. Huckerby (43)	Vice President	One year; served since 2012.	President and Chief Marketing Officer (2014 – Present), Vice President (2007 – 2014), ICMI; Assistant Vice President, Penn Mutual (2009 – Present).

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PM6525SAI    06/14